UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 4, 2005


                               PLIANT CORPORATION
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


            UTAH                      333-40067                 87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                    Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                ------------------------------------------------

                                      N.A.
          (Former name or former address if changed since last report)

ITEM 8.01. OTHER EVENTS

     We announced today the implementation of our Platinum Supplier Program as a strategic initiative to strengthen our relationships with certain key raw material suppliers and to maintain an uninterrupted supply of resin, despite unprecedented market volatility and global capacity constraints.

     Under this program, we intend to enter into arrangements with a limited number of our largest resin suppliers to build strategic partnerships, conduct joint innovation and technical development, drive supply chain efficiency, and ensure timely delivery of resin supply. We have already taken steps to reinforce economic ties with key suppliers, including evaluating purchasing programs, renewing payment and supply terms, and pledging certain unencumbered assets of our foreign subsidiaries. We believe that these arrangements will mutually benefit the company, our suppliers, and our customers in this time of uncertainty for the entire resin industry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLIANT CORPORATION


Date: April 7, 2005                      By:  /s/ Harold C. Bevis
                                            ------------------------------------
                                         Harold C. Bevis
                                         President, Chief Executive Officer, and
                                         Acting Chief Financial Officer